UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  September 17, 2003

                     Dial Thru International Corporation
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


          Delaware                0-22636                   75-2461665
 ------------------------   ---------------------       -------------------
 (State of Incorporation)   (Commission File No.)         (I.R.S. Employer
                                                        Identification No.)

                     17383 Sunset Boulevard, Suite 350
                       Los Angeles, California 90272
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (310) 566-1700
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

 Item 5.  Other Events and Required FD Disclosure.

 On November 8, 2002, Dial Thru International Corporation (the "Company") entered into a Securities Purchase Agreement dated November 8, 2002 with Global Capital Funding Group, L.P. ("Global Capital Funding"), a copy of which is attached hereto as Exhibit 4.1, as previously disclosed by the Company in its quarterly report on Form 10-Q for the first quarter ended January 31, 2003. Global Capital Funding provided $1,250,000 of financing to the Company, and the Company issued Global Capital Funding a 12% Secured Promissory Note and a Common Stock Purchase Warrant, which are attached hereto as Exhibits 4.2 and 4.3. The Company also granted Global Capital Funding registration rights pursuant to a Registration Rights Agreement dated November 8, 2002 between the Company and Global Capital Funding, a copy of which is attached hereto as Exhibit 4.4.

 On July 24, 2003, the Company entered into a Securities Purchase Agreement dated July 24, 2003 with GCA Strategic Investment Fund Limited ("GCA"), a copy of which is attached hereto as Exhibit 4.5, as previously disclosed by the Company in its quarterly report on Form 10-Q for the third quarter ended July 31, 2003. GCA provided $550,000 of financing to the Company, and the Company issued GCA a 10% Secured Promissory Note and a Common Stock Purchase Warrant, which are attached hereto as Exhibits 4.6 and 4.7.


 Item 7.  Financial Statements and Exhibits.

      (c)   Exhibits.

 Exhibit
 Number                   Description of Documents
 ------                   ------------------------
  4.1  Securities Purchase Agreement dated November 8, 2002 between Dial
       Thru International Corporation and Global Capital Funding Group, L.P.
  4.2 12% Secured Promissory Note dated November 8, 2002 of Dial Thru International Corporation issued to Global Capital Funding Group, L.P.
  4.3 Common Stock Purchase Warrant dated November 8, 2002 of Dial Thru International Corporation issued to Global Capital Funding Group, L.P.
  4.4  Registration Rights Agreement dated November 8, 2002 between Dial
       Thru International Corporation and Global Capital Funding Group, L.P.
  4.5 Securities Purchase Agreement dated July 24, 2003 between Dial Thru International Corporation and GCA Strategic Investment Fund Limited
  4.6 10% Promissory Note dated July 24, 2003 of Dial Thru International Corporation issued to GCA Strategic Investment Fund Limited
  4.7 Common Stock Purchase Warrant dated July 24 2003 of Dial Thru International Corporation issued to GCA Strategic Investment Fund Limited
 99.1 Press Release of Dial Thru International Corporation, dated September 17, 2003


 Item 12.  Results of Operations and Financial Condition.

 On September 17, 2003, Dial Thru International Corporation issued a press release setting forth its financial results for its third quarter ended July 31, 2003. The press release is attached as Exhibit 99.1 and incorporated by reference herein. The information in this Item 12 of Form 8-K and Exhibit
 99.1 are furnished to the Securities and Exchange Commission and shall not be treated as filed for purposes of the Securities Exchange Act of 1934.

                                 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Dial Thru International Corporation


 Date:  September 23, 2003          By:  /s/ Allen Sciarillo
                                         --------------------
                                         Allen Sciarillo
                                         Chief Financial Officer, Secretary,
                                         (Principal Accounting Officer and
                                         Principal Financial Officer) and
                                         Director




                             INDEX TO EXHIBITS

 Exhibit
 Number                   Description of Documents
 ------                   ------------------------
  4.1  Securities Purchase Agreement dated November 8, 2002 between Dial
       Thru International Corporation and Global Capital Funding Group, L.P.
  4.2 12% Secured Promissory Note dated November 8, 2002 of Dial Thru International Corporation issued to Global Capital Funding Group, L.P.
  4.3 Common Stock Purchase Warrant dated November 8, 2002 of Dial Thru International Corporation issued to Global Capital Funding Group, L.P.
  4.4  Registration Rights Agreement dated November 8, 2002 between Dial
       Thru International Corporation and Global Capital Funding Group, L.P.
  4.5 Securities Purchase Agreement dated July 24, 2003 between Dial Thru International Corporation and GCA Strategic Investment Fund Limited
  4.6 10% Promissory Note dated July 24, 2003 of Dial Thru International Corporation issued to GCA Strategic Investment Fund Limited
  4.7 Common Stock Purchase Warrant dated July 24 2003 of Dial Thru International Corporation issued to GCA Strategic Investment Fund Limited
 99.1 Press Release of Dial Thru International Corporation, dated September 17, 2003